UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2016

HERSHA HOSPITALITY TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-14765	251811499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Hersha Drive

Harrisburg, Pennsylvania 17102

(Address and zip code of

principal executive offices)

Registrant’s telephone number, including area code: (717) 236-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 2, 2016, seven subsidiaries of Hersha Hospitality Trust (the “Company” or “Hersha”), each entered into an asset purchase and contribution agreement (collectively, the “Contribution Agreements”) to sell and consolidate hotels in a joint venture (the “Owner JV”) with Cindat Manhattan Hotel Portfolio (US) LLC (“Cindat”) in exchange for proceeds including cash and a 30% interest in the Owner JV.  The Owner JV, through its direct subsidiaries, will acquire seven hotels currently in Hersha’s NYC Urban portfolio—the Hampton Inn Herald Square, the Hampton Inn Chelsea, the Hampton Inn Times Square, the Holiday Inn Express Times Square, the Candlewood Suites Times Square, the Holiday Inn Wall Street and the Holiday Inn Express Water Street—collectively comprising 1,087 keys in the aggregate (collectively, the “Properties”).

The Contribution Agreements value the Properties at approximately $543,500,000 in the aggregate (subject to working capital and similar adjustments).   The consummation of the transaction is subject to certain customary closing conditions, including, without limitation, approval from the Properties’ franchisors, approvals from the Properties’ and the Company’s lenders, Cindat receiving regulatory approval for conversion and export of cash from China and the Owner JV’s procurement of senior financing in an amount not less than $372,000,000 on terms more fully set forth in the Contribution Agreements (the “Senior Financing”).  The Company intends to hold the proceeds of sale in escrow pending reinvestment in replacement properties to be identified and acquired in 2016 (the “Replacement Properties”) in transactions qualifying for deferral of federal income taxes as permitted by Section 1031 of the Internal Revenue Code of 1986, as amended.

Pursuant to the Contribution Agreements, Hersha will acquire a 30% equity interest in the Owner JV in exchange for the contribution of the Properties.  An affiliate of Cindat will continue to own the remaining 70% interest in the Owner JV.

The Owner JV will lease the Properties to a separate joint venture lessee (the “Lessee JV,” and together with the Owner JV, the “Joint Ventures”), also owned by Hersha (30%) and Cindat (70%). An affiliate of Hersha will continue to manage these hotels pursuant to hotel management agreements with wholly-owned subsidiaries of the Lessee JV.

The Joint Ventures each will be governed by an operating agreement between an affiliate of Cindat and an affiliate of the Company, the form of which is attached to each Contribution Agreement as Exhibit I (the “Form of Operating Agreement”).

Pursuant to the Form of Operating Agreement, subject to certain limited exceptions, all significant decisions of each Joint Venture will require the joint approval of Hersha and Cindat.  The Form of Operating Agreement also provides Cindat the right, after the third anniversary of the consummation of the transaction and subject to certain restrictions, to cause the Joint Ventures to sell one or more of the Properties or the entire portfolio.

The Company expects the transactions contemplated by the Contribution Agreements to close by the end of the first quarter 2016.  However, the transaction is subject to closing conditions as well as procurement of the Senior Financing.  As a result, the Company can give no assurance that the transaction will be consummated during this time period, on the terms described herein or at all.

The foregoing descriptions of the Contribution Agreements and the Form of Operating Agreement are not complete and are qualified in their entirety by reference to the entire Contribution Agreements, copies of which are attached hereto as Exhibits 10.1 through 10.7, respectively, and incorporated herein by reference.

This Current Report on Form 8-K contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to the completion of renovations, the consummation of transactions and other matters. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections or other forward-looking information.

These forward-looking statements are subject to various risks and uncertainties, not all of which are known to the Company and many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. These risks and uncertainties include, but are not limited to, the state of the U.S. economy, supply and demand in the hotel industry, the Company’s ability to close on the transactions described herein on the terms contemplated or at all, the Company’s ability to identify and close on the Replacement Properties, and other factors as are described in greater detail in the Company’s filings with the Securities and Exchange Commission (“SEC”), including, without limitation, the Company’s Annual Report on Form 10-K for the year ended December 31, 2014. Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 7.01. Regulation FD Disclosure.

On February 4, 2016, the Company issued a press release announcing that it had entered into the Contribution Agreements discussed above in Item 1.01.  A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1

Contribution Agreement by and among Cindat Manhattan Hotel Portfolio (US) LLC, a Delaware limited liability company, Cindat Hersha Owner JV LLC, a Delaware limited liability company, Cindat Hersha Lessee JV LLC, a Delaware limited liability company, HHLP Duo Three Associates, LLC, a Delaware limited liability company, HHLP Duo Three Lessee, LLC, a Delaware limited liability company, HCIN NYC Owner, LLC, a Delaware limited liability company, and HCIN NYC Lessee, LLC, a Delaware limited liability company, dated as of February 2, 2016.

10.2

Contribution Agreement by and among Cindat Manhattan Hotel Portfolio (US) LLC, a Delaware limited liability company, Cindat Hersha Owner JV LLC, a Delaware limited liability company, Cindat Hersha Lessee JV LLC, a Delaware limited liability company, Brisam, LLC, a Delaware limited liability company, HHLP MSG Lessee, LLC, a Delaware limited liability company, HCIN NYC Owner, LLC, a Delaware limited liability company, and HCIN NYC Lessee, LLC, a Delaware limited liability company, dated as of February 2, 2016.

10.3

Contribution Agreement by and among Cindat Manhattan Hotel Portfolio (US) LLC, a Delaware limited liability company, Cindat Hersha Owner JV LLC, a Delaware limited liability company, Cindat Hersha Lessee JV LLC, a Delaware limited liability company, Maiden Hotel LLC, a New York limited liability company, HHLP Wall Street Lessee, LLC, a Delaware limited liability company, HCIN NYC Owner, LLC, a Delaware limited liability company, and HCIN NYC Lessee, LLC, a Delaware limited liability company, dated as of February 2, 2016.

10.4

Contribution Agreement by and among Cindat Manhattan Hotel Portfolio (US) LLC, a Delaware limited liability company, Cindat Hersha Owner JV LLC, a Delaware limited liability company, Cindat Hersha Lessee JV LLC, a Delaware limited liability company, HHLP Duo One Associates LLC, a New York limited liability company, HHLP Duo One Lessee, LLC, a Delaware limited liability company, HCIN NYC Owner, LLC, a Delaware limited liability company, and HCIN NYC Lessee, LLC, a Delaware limited liability company, dated as of February 2, 2016.

10.5

Contribution Agreement by and among Cindat Manhattan Hotel Portfolio (US) LLC, a Delaware limited liability company, Cindat Hersha Owner JV LLC, a Delaware limited liability company, Cindat Hersha Lessee JV LLC, a Delaware limited liability company, Chelsea Grand East, LLC, a New York limited liability company, 44 Chelsea Delaware, LLC, a Delaware limited liability company, HCIN NYC Owner, LLC, a Delaware limited liability company, and HCIN NYC Lessee, LLC, a Delaware limited liability company, dated as of February 2, 2016.

10.6

Contribution Agreement by and among Cindat Manhattan Hotel Portfolio (US) LLC, a Delaware limited liability company, Cindat Hersha Owner JV LLC, a Delaware limited liability company, Cindat Hersha Lessee JV LLC, a Delaware limited liability company, HHLP Water Street Associates, LLC, a Delaware limited liability company, HHLP Water Street Lessee, LLC, a New York limited liability company, HCIN NYC Owner, LLC, a Delaware limited liability company, and HCIN NYC Lessee, LLC, a Delaware limited liability company, dated as of February 2, 2016.

10.7

Contribution Agreement by and among Cindat Manhattan Hotel Portfolio (US) LLC, a Delaware limited liability company, Cindat Hersha Owner JV LLC, a Delaware limited liability company, Cindat Hersha Lessee JV LLC, a Delaware limited liability company, HHLP Duo Two Associates, LLC, a New York limited liability company, HHLP Duo Two Lessee, LLC, a Delaware limited liability company, HCIN NYC Owner, LLC, a Delaware limited liability company, and HCIN NYC Lessee, LLC, a Delaware limited liability company, dated as of February 2, 2016.

99.1	Press release issued February 4, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERSHA HOSPITALITY TRUST

Date: February 4, 2016	By:	/s/ Ashish R. Parikh
Name:Ashish R. Parikh
Title:Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Contribution Agreement by and among Cindat Manhattan Hotel Portfolio (US) LLC, a Delaware limited liability company, Cindat Hersha Owner JV LLC, a Delaware limited liability company, Cindat Hersha Lessee JV LLC, a Delaware limited liability company, HHLP Duo Three Associates, LLC, a Delaware limited liability company, HHLP Duo Three Lessee, LLC, a Delaware limited liability company, HCIN NYC Owner, LLC, a Delaware limited liability company, and HCIN NYC Lessee, LLC, a Delaware limited liability company, dated as of February 2, 2016.

10.2

Contribution Agreement by and among Cindat Manhattan Hotel Portfolio (US) LLC, a Delaware limited liability company, Cindat Hersha Owner JV LLC, a Delaware limited liability company, Cindat Hersha Lessee JV LLC, a Delaware limited liability company, Brisam, LLC, a Delaware limited liability company, HHLP MSG Lessee, LLC, a Delaware limited liability company, HCIN NYC Owner, LLC, a Delaware limited liability company, and HCIN NYC Lessee, LLC, a Delaware limited liability company, dated as of February 2, 2016.

10.3

Contribution Agreement by and among Cindat Manhattan Hotel Portfolio (US) LLC, a Delaware limited liability company, Cindat Hersha Owner JV LLC, a Delaware limited liability company, Cindat Hersha Lessee JV LLC, a Delaware limited liability company, Maiden Hotel LLC, a New York limited liability company, HHLP Wall Street Lessee, LLC, a Delaware limited liability company, HCIN NYC Owner, LLC, a Delaware limited liability company, and HCIN NYC Lessee, LLC, a Delaware limited liability company, dated as of February 2, 2016.

10.4

Contribution Agreement by and among Cindat Manhattan Hotel Portfolio (US) LLC, a Delaware limited liability company, Cindat Hersha Owner JV LLC, a Delaware limited liability company, Cindat Hersha Lessee JV LLC, a Delaware limited liability company, HHLP Duo One Associates LLC, a New York limited liability company, HHLP Duo One Lessee, LLC, a Delaware limited liability company, HCIN NYC Owner, LLC, a Delaware limited liability company, and HCIN NYC Lessee, LLC, a Delaware limited liability company, dated as of February 2, 2016.

10.5

Contribution Agreement by and among Cindat Manhattan Hotel Portfolio (US) LLC, a Delaware limited liability company, Cindat Hersha Owner JV LLC, a Delaware limited liability company, Cindat Hersha Lessee JV LLC, a Delaware limited liability company, Chelsea Grand East, LLC, a New York limited liability company, 44 Chelsea Delaware, LLC, a Delaware limited liability company, HCIN NYC Owner, LLC, a Delaware limited liability company, and HCIN NYC Lessee, LLC, a Delaware limited liability company, dated as of February 2, 2016.

10.6

Contribution Agreement by and among Cindat Manhattan Hotel Portfolio (US) LLC, a Delaware limited liability company, Cindat Hersha Owner JV LLC, a Delaware limited liability company, Cindat Hersha Lessee JV LLC, a Delaware limited liability company, HHLP Water Street Associates, LLC, a Delaware limited liability company, HHLP Water Street Lessee, LLC, a New York limited liability company, HCIN NYC Owner, LLC, a Delaware limited liability company, and HCIN NYC Lessee, LLC, a Delaware limited liability company, dated as of February 2, 2016.

10.7

Contribution Agreement by and among Cindat Manhattan Hotel Portfolio (US) LLC, a Delaware limited liability company, Cindat Hersha Owner JV LLC, a Delaware limited liability company, Cindat Hersha Lessee JV LLC, a Delaware limited liability company, HHLP Duo Two Associates, LLC, a New York limited liability company, HHLP Duo Two Lessee, LLC, a Delaware limited liability company, HCIN NYC Owner, LLC, a Delaware limited liability company, and HCIN NYC Lessee, LLC, a Delaware limited liability company, dated as of February 2, 2016.

99.1	Press release issued February 4, 2016.